Capital City Bank Group, Inc.

Reports Third Quarter 2025 Results
TALLAHASSEE, Fla.

(October 21, 2025) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income
attributable to common shareowners of $16.0 million, or $0.93 per diluted share, for the third quarter of 2025 compared to $15.0
million, or $0.88 per diluted share, for the second quarter of 2025, and $13.1 million,

or $0.77 per diluted share, for the third quarter
of 2024.
QUARTER HIGHLIGHTS (3
rd

Quarter 2025

versus 2
nd

Quarter 2025)
Income Statement
●
Tax-equivalent

net interest income totaled $43.6 million compared

to $43.2 million for the second quarter of 2025
-
Net interest margin increased

four-basis points to 4.34% due to a four-basis point

decline in cost of funds to 78 basis points

●
Provision for credit losses increased

by $1.3 million to $1.9 million for the third quarter

of 2025 - net loan charge-offs were

18-
basis points (annualized) of average loans – allowance coverage ratio increased to 1.17% at September 30, 2025
●
Noninterest income increased

by $2.3 million, or 11.6%,

due to a $1.2 million increase in other income which included a $0.7 million gain from the sale of our insurance subsidiary,

and higher mortgage banking revenues of $0.6 million

and deposit fees of
$0.6

million

●
Noninterest expense increased

by $0.4 million, or 0.9%, due to an increase in other

miscellaneous expenses

Balance Sheet
●
Loan balances decreased by $46.4 million, or

1.7% (average), and decreased by $49.5 million, or 1.9%

(end of period)
●
Deposit balances decreased by $68.4

million, or 1.9% (average), and decreased by $89.9

million, or 2.4% (end of period) due to
the seasonal decrease in our public fund balances
-
Noninterest bearing deposits averaged

36.4% of total deposits for the third quarter of 2025

and 36.3% for the year

●
Tangible

book value per diluted share (non-GAAP financial measure)

increased by $1.01, or 4.0%

“We are pleased

to share another strong report for the third quarter of 2025, highlighted by an above-peer ROA of 1.47% and ROE of
11.67%,” said William

G. Smith, Jr., Capital City Bank Group

Chairman and CEO. “Revenue growth driven by continued net interest margin expansion and higher noninterest

income drove the improvement and resulted in a 4% increase in tangible book value per
share. We are

in a position of strength and look forward to finishing the year strong and continued

momentum in 2026.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the third quarter of 2025 totaled $43.6 million compared to $43.2 million for the second
quarter of 2025 and $40.3

million for the third quarter of 2024.

Compared to the second quarter of 2025, the increase was driven by a $0.5

million increase in investment securities income,

a $0.4 million decrease in interest expense,

and a $0.1 million increase in
overnight funds income, partially offset by a $0.6 million decrease in loan income.

One additional calendar day in the third quarter
of 2025 contributed to the improvement.

Compared to the third quarter of 2024, the increase was primarily due to a $3.0 million increase in investment securities income,

a $1.2 million decrease in interest expense,

and a $0.5

million increase in overnight funds
income, partially offset by a $1.4 million decrease in

loan income.

New investment purchases at higher yields drove the increase in investment securities income for both prior period comparisons.

Further, the decrease in deposit interest expense

from both prior
periods

reflected the gradual decrease in our deposit rates.

The decrease in loan income compared to both prior periods was due to lower loan balances that was partially offset by favorable

rate repricing.

For the first nine months of 2025, tax-equivalent net interest income totaled $128.4 million compared to $118.0

million for the same
period of 2024 with the increase primarily attributable to a $7.3 million increase in investment securities income, a $2.3 million increase in overnight funds income,

and a $2.3 million decrease in deposit interest expense, partially offset by a $1.9 million
decrease in loan income.

New investment purchases at higher yields drove the increase in investment securities income

.

Higher
average deposit balances contributed to the increase in overnight funds income.

The decrease in deposit interest expense reflected
the aforementioned decrease in our deposit rates.

The decrease in loan income was due to lower loan balances that was partially offset by favorable rate repricing.
Our net interest margin for the third quarter of 2025 was 4.34%, an increase of four basis points

over the second quarter of 2025 and
an increase of 22 basis points over the third quarter of 2024.

For the month of September 2025,

our net interest margin was 4.41%.

For the first nine months of 2025, our net interest margin

of 4.28% reflected a 23 basis point increase over the same period of 2024.

The improvement in the net interest margin compared

to all prior periods reflected a higher yield in the investment portfolio driven by new purchases at higher yields and lower deposit cost.

For the third quarter of 2025, our cost of funds was 78 basis points, a decrease of four basis points from the second quarter of 2025 and a 15-basis point decrease from the third quarter of 2024.

Our cost
of deposits (including noninterest bearing accounts) was 80 basis points,

81 basis points, and 92 basis points, respectively,

for the
same periods.

Provision for Credit Losses

We recorded

a provision expense for credit losses of $1.9 million for the third quarter of 2025 compared to $0.6 million for the
second quarter of 2025 and $1.2 million for the third quarter of 2024.

For the first nine months of 2025, we recorded a provision
expense for credit losses of $3.3 million which was comparable to the same period of 2024.

Activity within the components of the
provision (loans held for investment (“HFI”) and unfunded loan commitments)

for each reported period is provided in the table on
page 14.

We discuss the various factors

that impacted our provision expense for Loans HFI in further detail below under the
heading Allowance for Credit Losses .

Noninterest Income and Noninterest

Expense
Noninterest income for the third quarter of 2025 totaled $22.3 million compared to $20.0 million for the second quarter of 2025 and
$19.5 million for the third quarter of 2024.

The $2.3 million, or 11.6%, increase over the second

quarter of 2025 was primarily due
to a $1.2 million increase in other income, a $0.6 million increase in mortgage banking revenues,

and a $0.6

million increase in
deposit fees.

The increase in other income was primarily due to a $0.7 million gain from the sale of our insurance subsidiary
(Capital City Strategic Wealth

)

in the third quarter of 2025, and to a lesser extent higher miscellaneous income

.

The increase in
mortgage revenues was driven by an increase in the gain on sale margin for loan sales.

Fee adjustments made late in the second
quarter of 2025 contributed to the increase in deposit fees and miscellaneous income.

Compared to the third quarter of 2024, the $2.8 million, or 14.4%, increase was primarily due to a $1.1 million increase in other
income, a $0.8 million increase in mortgage banking revenues, a $0.

4

million increase in wealth management fees, and a $0.4
million increase in deposit fees.

The increase in other income reflected the aforementioned gain from the sale of our insurance
subsidiary and higher miscellaneous income.

Higher production volume and gain on sale margin drove the improvement in mortgage banking revenues.

The increase in wealth management fees was primarily due to higher retail brokerage fees.

The
aforementioned fee adjustments drove the improvement in deposit fees.
For the first nine months of 2025, noninterest income totaled $62.3 million compared to $57.2 million for the same period of 2024, primarily attributable to a $2.2 million increase in wealth management fees, a $1.6 million increase in mortgage banking revenues,
and a $1.1 million increase in other income.

The increase in wealth management fees reflected increases in trust fees of $1.1 million and retail brokerage fees of $1.0 million attributable to a combination of new business and higher account valuations.

A fee
increase implemented in early 2025 also contributed to the increase in trust fees.

Higher production volume and gain on sale margin
drove the improvement in mortgage banking revenues.

The increase in other income reflected the aforementioned gain from the sale of our insurance subsidiary and higher miscellaneous income.

Noninterest expense for the third quarter of 2025 totaled $42.9 million compared to $42.5 million for the second quarter of 2025
and $42.9 million for the third quarter of 2024.

The $0.4 million, or 0.9%, increase over the second quarter of 2025 reflected a $0.8
million increase in other expense that was partially offset by a $0.

4

million decrease in compensation expense.

The increase in
other expense was driven by higher miscellaneous expenses of $0.7 million and professional fees of $0.1 million.

The decrease in
compensation was primarily due to lower performance-based compensation

(cash and stock incentives).

Compared to the third
quarter of 2024, a $0.3 million increase in compensation expense was offset by a $0.2 million decrease in other expense and a $0.1
million decline in occupancy expense.
For the first nine months of 2025, noninterest expense totaled $124.2 million compared to $123.5 million for the same period of
2024

with the $0.6 million, or 0.5%, increase primarily due to a $4.2 million increase in compensation expense that was partially
offset by a $3.4

million decrease in other expense and a $0.2 million decrease in occupancy expense.

The increase in compensation
was due to a $2.6 million increase in salary expense and a $1.6 million increase in associate benefit expense.

The increase in salary
expense was primarily due to increases in incentive plan expense of $1.3 million, base salaries of $0.6

million (merit based), and
commissions of $0.7 million (retail brokerage and mortgage).

The increase in associate benefit expense was attributable to a higher cost for associate insurance.

The decrease in other expense was primarily due to a $4.5 million decrease in other real estate expense
due to higher gains from the sale of banking facilities, and a $1.4 million decrease in miscellaneous expense (non-service
component of pension expense), partially offset by

increases in processing expense of $1.4

million (outsource of core processing
system), charitable contribution expense of $0.8 million, and professional fees of $0.3 million.

Income Taxes
We realized income

tax expense of $5.1

million (effective rate of 24.4%) for the third quarter of 2025 compared to $5.0 million
(effective rate of 24.9%) for the second quarter of 2025

and $3.0 million (effective rate of 19.1%) for the third quarter of 2024.

For
the first nine months of 2025, we realized income tax expense of

$15.3 million (effective rate of 24.2%) compared to $9.7 million
(effective rate of 20.1%) for the same period of 2024.

A lower level of tax benefit accrued from a solar tax credit equity fund drove the increase in our effective tax rate compared to the prior year periods.

Absent discrete items or new tax credit investments, we
expect our annual effective tax rate to approximate 24%

for 2025.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $3.982 billion for the third quarter of 2025, a decrease of $50.5 million, or

1.3%, from

the second
quarter of 2025, and an increase of $59.6 million, or 1.5%, over the fourth quarter of 2024.

Compared to the second quarter of
2025, the change in the earning asset mix reflected a $46.4 million decrease in loans HFI and a $14.1 million decrease in investment
securities, partially offset by a $7.4 million increase in overnight funds sold and a $2.6 million increase in loans held for sale
(“HFS”).

Compared to the fourth quarter of 2024, the change in earning asset mix reflected a $78.7 million increase in investment
securities and a $57.9 million increase in overnight funds sold,

partially offset by a $71.2 million decrease in loans HFI and a $5.8 million decrease in loans HFS.
Average loans

HFI decreased by $46.4 million, or 1.8%, from the second quarter of 2025 and decreased by $71.2 million, or 2.7%,
from the fourth quarter of 2024.

Compared to the second quarter of 2025, the decline reflected decreases in construction loans of
$22.4 million, consumer loans (primarily indirect auto) of $10.4 million, commercial real estate loans of $8.7 million, residential real estate loans of $2.9 million, and commercial loans of $2.7 million,

partially offset by a $2.0 million increase in home equity
loans.

Compared to the fourth quarter of 2024, the decline was primarily attributable to decreases in construction loans of $55.6
million, consumer loans (primarily auto indirect loans) of $14.4 million,

commercial loans of $11.9 million and commercial real
estate loans of $6.8 million, partially offset by increases in home equity loans of $12.8 million and residential real estate loans of
$7.0 million.
Loans HFI at September 30, 2025, decreased by $49.5 million,

or 1.9%, from June 30, 2025, and decreased by $69.5 million, or
2.6%, from December 31, 2024.

Compared to June 30, 2025, the decline was primarily due to decreases in construction loans of
$17.4 million, commercial real estate loans of $17.2 million, consumer loans (primarily indirect auto) of $11.6 million,

and
residential real estate loans of $9.0 million, partially offset by a

$5.9 million increase in home equity loans.

Compared to December
31, 2024, the decrease was primarily attributable to decreases in construction loans of $63.2 million, consumer loans (primarily
indirect auto) of $13.6 million, and commercial loans of $10.2 million, partially offset by increases in home equity loans of $14.0
million, residential real estate loans of $8.8 million, and commercial real estate loans of $6.2 million.
Allowance for Credit Losses

At September 30, 2025, the allowance for credit losses for loans HFI totaled

$30.2 million compared to $29.9 million at June 30,
2025 and $29.3 million at December 31, 2024.

Activity within the allowance is provided on Page 14.

The slight increase in the
allowance over June 30, 2025 and December 31, 2024 was primarily attributable to qualitative factor adjustments that were partially offset by lower loan balances.

Net loan charge-offs were 18 basis points of average

loans for the third quarter of 2025 compared to
9 basis points for the second quarter of 2025.

Net loan charge-offs for the nine-months ended September 30, 2025 were 12 basis
points compared to 20 basis points for the same period of 2024.

At September 30, 2025, the allowance represented 1.17% of loans
HFI compared to 1.13% at June 30, 2025, and 1.10% at December 31,

2024.
Credit Quality
Nonperforming assets (nonaccrual loans and other real estate) totaled

$10.0 million at September 30, 2025, compared to $6.6
million at June 30, 2025, and $6.7 million at December 31, 202

4.

At September 30, 2025, nonperforming assets as a percentage of total assets was 0.23%, compared to 0.15% at June 30, 2025

and 0.15% at December 31, 2024.

Nonaccrual loans totaled $8.2
million at September 30, 2025, a $1.7 million increase over

June 30, 2025 and a $1.9 million increase over December 31, 2024 with the increase over both periods primarily attributable to two home equity loans totaling $1.8 million.

Classified loans totaled $26.5
million at September 30, 2025, a $2.1 million decrease from June 30,

2025, and a $6.6 million increase over December 31, 2024.

Deposits
Average total

deposits were $3.612 billion for the third quarter of 2025, a decrease of $68.4 million,

or 1.86%, from the second
quarter of 2025 and an increase of $11.9 million,

or 0.33%, over the fourth quarter of 2024.

Compared to the second quarter of
2025, the decrease was attributable to lower public funds balances (primarily

NOW accounts) due to the seasonal reduction in those
balances, partially offset by higher core deposit balances

(primarily noninterest bearing checking,

money market accounts, and
certificates of deposit).

The increase over the fourth quarter of 2024 reflected strong growth in core deposit balances,

partially
offset by the seasonal decline in public fund balances

.

At September 30, 2025, total deposits were $3.615 billion, a decrease of $89.9 million, or 2.4%, from June 30 2025, and a decrease
of $57.1 million, or 1.6%, from December 31, 2024.

The decrease compared to both prior periods was due to a decline in public fund deposits, partially offset by growth in our core

deposits.

Public funds totaled $497.9 million at September 30, 2025, $596.6 million at June 30, 2025, and $660.9 million at December 31, 2024.

Liquidity
We maintained

an average net overnight funds (i.e., deposits with banks plus FED funds sold less FED funds purchased) sold
position of $356.2 million in the third quarter of 2025

compared to $348.8 million in the second quarter of 2025 and $298.3 million in the fourth quarter of 2024.

Compared to the second quarter of 2025, the slight increase reflected lower average loan and
investment security balances partially offset by lower average deposit balances.

The increase over the fourth quarter of 2024 was
primarily due to lower average loan balances.

At September 30, 2025, we had the ability to generate approximately $1.625 billion (excludes overnight funds position of $398
million) in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank borrowings, the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source, as we have the option to pledge securities in our portfolio as collateral
for borrowings or deposits and/or to sell selected securities in our portfolio

.

Our portfolio consists of debt issued by the U.S.
Treasury,

U.S. governmental agencies, municipal governments, and corporate entities.

At September 30, 2025, the weighted-
average maturity and duration of our portfolio were 2.66 years and 2.15 years, respectively, and the available

-for-sale portfolio had
a net unrealized after-tax loss of $11.2

million.

Capital
Shareowners’ equity was $540.6 million at September 30, 2025,

compared to $526.4 million at June 30, 2025, and $495.3 million at
December 31, 2024.

For the first nine months of 2025, shareowners’ equity was positively impacted by net income attributable to
shareowners of $47.9 million, a net $7.7 million decrease in the accumulated other comprehensive loss, the issuance of common
stock of $2.9 million, and stock compensation accretion of $1.4 million.

The net favorable change in accumulated other
comprehensive loss reflected a $8.8 million decrease in the investment securities loss that was partially offset by a $1.1 million
decrease in the fair value of the interest rate swap related to subordinated debt.

Shareowners’ equity was reduced by common stock
dividends

of $12.6 million ($0.74 per share) and net adjustments totaling $2.0 million related to transactions under our stock
compensation plans.

At September 30, 2025, our total risk-based capital ratio was 20.59%

compared to 19.60% at June 30, 2025, and 18.64% at
December 31, 2024.

Our common equity tier 1 capital ratio was 17.73%, 16.81%, and 15.54%, respectively,

on these dates.

Our
leverage ratio was 11.64%, 11.

14%, and 11.05%, respectively,

on these dates.

At September 30, 2025, all our regulatory capital
ratios exceeded the thresholds to be designated as “well-capitalized”

under the Basel III capital standards.

Further, our tangible
common equity ratio (non-GAAP financial measure) was 10.

66% at September 30, 2025, compared to 10.09% and 9.51% at June
30, 2025, and December 31, 2024, respectively.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.3

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

and securities brokerage services.

Our bank subsidiary,

Capital City Bank, was founded in 1895 and has 62 banking offices and

108 ATM

s/ITMs in Florida, Georgia
and Alabama.

For more information about Capital City Bank Group, Inc., visit
https://www.ccbg.com/ .
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: the effects of and changes
in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation,
interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they
may have on us and our clients and our assessment of that impact; the costs and effects of legal and regulatory developments, the
outcomes of legal proceedings or regulatory or other governmental inquiries,

the results of regulatory examinations or reviews and
the ability to obtain required regulatory approvals; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply; the
effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions;

changes in the financial performance and/or
condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and
charge-offs; changes in estimates of future credit

loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position;

the timely development and acceptance of new products
and services and perceived overall value of these products and services by users;

changes in consumer spending, borrowing, and
saving habits; greater than expected costs or difficulties related to the integration of new products and lines of business;
technological changes; the costs and effects of cyber

incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; dispositions (including the impact from the sale of our insurance subsidiary)
acquisitions and integration of acquired businesses; impairment of our goodwill or other intangible assets; changes in the reliability of our vendors, internal control systems, or information systems; our ability to increase market share and control expenses; our
ability to attract and retain qualified employees; changes in our organization,

compensation, and benefit plans; the soundness of
other financial institutions; volatility and disruption in national and international financial and commodity markets; changes in the
competitive environment in our markets and among banking organizations and other financial service providers; action or inaction
by the federal government, including as a result of any prolonged government shutdown or government intervention in the U.S.
financial system; the effects of natural disasters (including hurricanes), widespread health emergencies (including pandemics), military conflict, terrorism, civil unrest, climate change or other geopolitical events;

our ability to declare and pay dividends;
structural changes in the markets for origination, sale and servicing of residential mortgages; any inability to implement and maintain
effective internal control over financial reporting and/or disclosure control; negative publicity and the impact on our reputation; and
the limited trading activity and concentration of ownership of our common stock. Additional factors can be found in our Annual
Report on Form 10-K for the fiscal year ended December 31, 2024 and our other filings with the SEC, which are available at the
SEC’s internet site ( https://www.sec.gov
).

Forward-looking statements in this Press Release speak only as of the date of the Press
Release, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ,

except as
may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We
present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures are useful to investors because they allow investors to more easily compare our capital adequacy to other companies in the industry. Non-GAAP financial

measures should not
be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-
GAAP measures or similar measures differently.
The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Sep 30, 2025 Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Sep 30, 2024
Shareowners' Equity (GAAP) $ 540,635 $ 526,423 $ 512,575 $ 495,317 $ 476,499
Less: Goodwill and Other Intangibles (GAAP) 89,095 92,693 92,733 92,773 92,813
Tangible Shareowners' Equity (non-GAAP) A 451,540 433,730 419,842 402,544 383,686
Total Assets (GAAP) 4,323,774 4,391,753 4,461,233 4,324,932 4,225,316
Less: Goodwill and Other Intangibles (GAAP) 89,095 92,693 92,733 92,773 92,813
Tangible Assets (non-GAAP) B $ 4,234,679 $ 4,299,060 $ 4,368,500 $ 4,232,159 $ 4,132,503
Tangible Common Equity Ratio (non-GAAP) A/B 10.66% 10.09% 9.61% 9.51% 9.28%
Actual Diluted Shares Outstanding (GAAP) C 17,115,336 17,097,986 17,072,330 17,018,122 16,980,686
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 26.38 $ 25.37 $ 24.59 $ 23.65 $ 22.60

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Nine Months Ended
(Dollars in thousands, except per share data) Sep 30, 2025 Jun 30, 2025 Sep 30, 2024 Sep 30, 2025 Sep 30, 2024
EARNINGS
Net Income Attributable to Common Shareowners $ 15,950 $ 15,044 $ 13,118 $ 47,852 $ 39,825
Diluted Net Income Per Share $ 0.93 $ 0.88 $ 0.77 $ 2.80 $ 2.35
PERFORMANCE
Return on Average Assets (annualized) 1.47% 1.38% 1.24% 1.47% 1.26%
Return on Average Equity (annualized) 11.67 11.44 10.87 12.12 11.39
Net Interest Margin 4.34 4.30 4.12 4.28 4.05
Noninterest Income as % of Operating Revenue 33.89 31.67 32.67 32.67 32.69
Efficiency Ratio 65.09% 67.26% 71.81% 65.11% 70.49%
CAPITAL ADEQUACY
Tier 1 Capital

19.33% 18.38% 16.77% 19.33% 16.77%
Total Capital

20.59 19.60 17.97 20.59 17.97
Leverage

11.64 11.14 10.89 11.64 10.89
Common Equity Tier 1 17.73 16.81 14.88 17.73 14.88
Tangible Common Equity
(1)
10.66 10.09 9.28 10.66 9.28
Equity to Assets 12.50% 11.99% 11.28% 12.50% 11.28%
ASSET QUALITY
Allowance as % of Non-Performing Loans 368.54% 463.01% 452.64% 368.54% 452.64%
Allowance as a % of Loans HFI 1.17 1.13 1.11 1.17 1.11
Net Charge-Offs as % of Average Loans HFI 0.18 0.09 0.19 0.12 0.20
Nonperforming Assets as % of Loans HFI and OREO 0.39 0.25 0.27 0.39 0.27
Nonperforming Assets as % of Total Assets 0.23% 0.15% 0.17% 0.23% 0.17%
STOCK PERFORMANCE
High

$ 44.69 $ 39.82 $ 36.67 $ 44.69 $ 36.67
Low 38.00 32.38 26.72 32.38 25.45
Close $ 41.79 $ 39.35 $ 35.29 $ 41.79 $ 35.29
Average Daily Trading Volume 42,187 27,397 37,151 31,559 32,720
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 10.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2025 2024
(Dollars in thousands) Third Quarter Second Quarter First Quarter Fourth Quarter Third Quarter
ASSETS
Cash and Due From Banks $ 68,397 $ 78,485 $ 78,521 $ 70,543 $ 83,431
Funds Sold and Interest Bearing Deposits 397,502 394,917 446,042 321,311 261,779
Total Cash and Cash Equivalents 465,899 473,402 524,563 391,854 345,210
Investment Securities Available for Sale 577,333 533,457 461,224 403,345 336,187
Investment Securities Held to Maturity 404,659 462,599 517,176 567,155 561,480
Other Equity Securities 2,145 3,242 2,315 2,399 6,976

Total Investment Securities
984,137 999,298 980,715 972,899 904,643
Loans Held for Sale ("HFS"):
24,204 19,181 21,441 28,672 31,251
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 179,018 180,008 184,393 189,208 194,625
Real Estate - Construction 156,756 174,115 192,282 219,994 218,899
Real Estate - Commercial 785,290 802,504 806,942 779,095 819,955
Real Estate - Residential 1,037,324 1,046,368 1,040,594 1,028,498 1,023,485
Real Estate - Home Equity 234,111 228,201 225,987 220,064 210,988
Consumer 185,847 197,483 206,191 199,479 213,305
Other Loans 2,283 1,552 3,227 14,006 461
Overdrafts 1,378 1,259 1,154 1,206 1,378
Total Loans Held for Investment 2,582,007 2,631,490 2,660,770 2,651,550 2,683,096
Allowance for Credit Losses (30,202) (29,862) (29,734) (29,251) (29,836)
Loans Held for Investment, Net 2,551,805 2,601,628 2,631,036 2,622,299 2,653,260
Premises and Equipment, Net 79,748 79,906 80,043 81,952 81,876
Goodwill and Other Intangibles 89,095 92,693 92,733 92,773 92,813
Other Real Estate Owned 1,831 132 132 367 650
Other Assets 127,055 125,513 130,570 134,116 115,613
Total Other Assets 297,729 298,244 303,478 309,208 290,952
Total Assets $ 4,323,774 $ 4,391,753 $ 4,461,233 $ 4,324,932 $ 4,225,316
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,303,786 $ 1,332,080 $ 1,363,739 $ 1,306,254 $ 1,330,715
NOW Accounts 1,222,861 1,284,137 1,292,654 1,285,281 1,174,585
Money Market Accounts 405,846 408,666 445,999 404,396 401,272
Savings Accounts 500,323 504,331 511,265 506,766 507,604
Certificates of Deposit 182,096 175,639 170,233 169,280 164,901
Total Deposits 3,614,912 3,704,853 3,783,890 3,671,977 3,579,077
Repurchase Agreements 25,629 21,800 22,799 26,240 29,339
Other Short-Term Borrowings 14,615 12,741 14,401 2,064 7,929
Subordinated Notes Payable 42,582 42,582 52,887 52,887 52,887
Other Long-Term Borrowings 680 680 794 794 794
Other Liabilities 84,721 82,674 73,887 75,653 71,974
Total Liabilities 3,783,139 3,865,330 3,948,658 3,829,615 3,742,000
Temporary Equity - - - - 6,817
SHAREOWNERS' EQUITY
Common Stock 171 171 171 170 169
Additional Paid-In Capital 40,067 39,527 38,576 37,684 36,070
Retained Earnings 499,176 487,665 476,715 463,949 454,342
Accumulated Other Comprehensive Income (Loss), Net

of Tax
1,221 (940) (2,887) (6,486) (14,082)
Total Shareowners' Equity 540,635 526,423 512,575 495,317 476,499
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,323,774 $ 4,391,753 $ 4,461,233 $ 4,324,932 $ 4,225,316
OTHER BALANCE SHEET DATA
Earning Assets $ 3,987,850 $ 4,044,886 $ 4,108,969 $ 3,974,431 $ 3,880,769
Interest Bearing Liabilities 2,394,632 2,450,576 2,511,032 2,447,708 2,339,311
Book Value Per Diluted Share $ 31.59 $ 30.79 $ 30.02 $ 29.11 $ 28.06
Tangible Book Value

Per Diluted Share
(1)
26.38 25.37 24.59 23.65 22.60
Actual Basic Shares Outstanding 17,069 17,066 17,055 16,975 16,944
Actual Diluted Shares Outstanding 17,115 17,098 17,072 17,018 16,981
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 10.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2025 2024
Nine Months Ended
September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2025 2024
INTEREST INCOME
Loans, including Fees $ 40,279 $ 40,872 $ 40,478 $ 41,453 $ 41,659 $ 121,629 $ 123,480
Investment Securities 7,188 6,678 5,808 4,694 4,155 19,674 12,403
Federal Funds Sold and Interest Bearing Deposits 3,964 3,909 3,496 3,596 3,514 11,369 9,031
Total Interest Income 51,431 51,459 49,782 49,743 49,328 152,672 144,914
INTEREST EXPENSE
Deposits 7,265 7,405 7,383 7,766 8,223 22,053 24,396
Repurchase Agreements 158 156 164 199 221 478 639
Other Short-Term Borrowings 58 179 117 83 52 354 159
Subordinated Notes Payable 383 530 560 581 610 1,473 1,868
Other Long-Term Borrowings 10 5 11 11 11 26 17
Total Interest Expense 7,874 8,275 8,235 8,640 9,117 24,384 27,079
Net Interest Income 43,557 43,184 41,547 41,103 40,211 128,288 117,835
Provision for Credit Losses 1,881 620 768 701 1,206 3,269 3,330
Net Interest Income after Provision for Credit Losses 41,676 42,564 40,779 40,402 39,005 125,019 114,505
NONINTEREST INCOME
Deposit Fees 5,877 5,320 5,061 5,207 5,512 16,258 16,139
Bank Card Fees 3,733 3,774 3,514 3,697 3,624 11,021 11,010
Wealth Management Fees 5,173 5,206 5,763 5,222 4,770 16,142 13,891
Mortgage Banking Revenues 4,794 4,190 3,820 3,118 3,966 12,804 11,225
Other

2,754 1,524 1,749 1,516 1,641 6,027 4,951
Total Noninterest Income 22,331 20,014 19,907 18,760 19,513 62,252 57,216
NONINTEREST EXPENSE
Compensation 26,056 26,490 26,248 26,108 25,800 78,794 74,613
Occupancy, Net 7,037 7,071 6,793 6,893 7,098 20,901 21,089
Other

9,823 8,977 5,660 8,781 10,023 24,460 27,831
Total Noninterest Expense 42,916 42,538 38,701 41,782 42,921 124,155 123,533
OPERATING PROFIT 21,091 20,040 21,985 17,380 15,597 63,116 48,188
Income Tax Expense 5,141 4,996 5,127 4,219 2,980 15,264 9,705
Net Income 15,950 15,044 16,858 13,161 12,617 47,852 38,483
Pre-Tax (Income) Loss Attributable to Noncontrolling Interest - - - (71) 501 - 1,342
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 15,950 $ 15,044 $ 16,858 $ 13,090 $ 13,118 $ 47,852 $ 39,825
PER COMMON SHARE
Basic Net Income $ 0.93 $ 0.88 $ 0.99 $ 0.77 $ 0.77 $ 2.81 $ 2.35
Diluted Net Income 0.93 0.88 0.99 0.77 0.77 2.80 2.35
Cash Dividend

$ 0.26 $ 0.24 $ 0.24 $ 0.23 $ 0.23 $ 0.74 $ 0.65
AVERAGE

SHARES
Basic

17,068 17,056 17,027 16,946 16,943 17,050 16,942
Diluted

17,114 17,088 17,044 16,990 16,979 17,083 16,966

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2025 2024
Nine Months Ended

September 30,
(Dollars in thousands, except per share data)
Third
Quarter
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter 2025 2024
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 29,862 $ 29,734 $ 29,251 $ 29,836 $ 29,219 $ 29,251 $ 29,941
Transfer from Other (Assets) Liabilities - - - - - - (50)
Provision for Credit Losses 1,550 718 1,083 1,085 1,879 3,351 3,940
Net Charge-Offs (Recoveries) 1,210 590 600 1,670 1,262 2,400 3,995
Balance at End of Period $ 30,202 $ 29,862 $ 29,734 $ 29,251 $ 29,836 $ 30,202 $ 29,836
As a % of Loans HFI 1.17% 1.13% 1.12% 1.10% 1.11% 1.17% 1.11%
As a % of Nonperforming Loans 368.54% 463.01% 692.10% 464.14% 452.64% 368.54% 452.64%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 1,738 $ 1,832 $ 2,155 $ 2,522 $ 3,139 $ 2,155 $ 3,191
Provision for Credit Losses

357 (94) (323) (367) (617) (60) (669)
Balance at End of Period
(1)
2,095 1,738 1,832 2,155 2,522 2,095 2,522
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (26) $ (4) $ 8 $ (17) $ (56) $ (22) $ 59
CHARGE-OFFS
Commercial, Financial and Agricultural $ 373 $ 74 $ 168 $ 499 $ 331 $ 615 $ 1,013
Real Estate - Construction - - - 47 - - -
Real Estate - Commercial - - - - 3 - 3
Real Estate - Residential 12 49 8 44 - 69 17
Real Estate - Home Equity 10 24 - 33 23 34 99
Consumer 954 914 865 1,307 1,315 2,733 3,926
Overdrafts 619 437 570 574 611 1,626 1,820
Total Charge-Offs $ 1,968 $ 1,498 $ 1,611 $ 2,504 $ 2,283 $ 5,077 $ 6,878
RECOVERIES
Commercial, Financial and Agricultural $ 95 $ 117 $ 75 $ 103 $ 176 $ 287 $ 276
Real Estate - Construction - - - 3 - - -
Real Estate - Commercial 8 6 3 33 5 17 228
Real Estate - Residential 13 65 119 28 88 197 148
Real Estate - Home Equity 10 42 9 17 59 61 120
Consumer 369 456 481 352 405 1,306 1,128
Overdrafts 263 222 324 298 288 809 983
Total Recoveries $ 758 $ 908 $ 1,011 $ 834 $ 1,021 $ 2,677 $ 2,883
NET CHARGE-OFFS (RECOVERIES) $ 1,210 $ 590 $ 600 $ 1,670 $ 1,262 $ 2,400 $ 3,995
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.18% 0.09% 0.09% 0.25% 0.19% 0.12% 0.20%
CREDIT QUALITY
Nonaccruing Loans $ 8,195 $ 6,449 $ 4,296 $ 6,302 $ 6,592
Other Real Estate Owned 1,831 132 132 367 650
Total Nonperforming Assets ("NPAs") $ 10,026 $ 6,581 $ 4,428 $ 6,669 $ 7,242
Past Due Loans 30-89 Days

$ 5,468 $ 4,523 $ 3,735 $ 4,311 $ 9,388
Classified Loans 26,512 28,623 19,194 19,896 25,501
Nonperforming Loans as a % of Loans HFI 0.32% 0.25% 0.16% 0.24% 0.25%
NPAs as a % of Loans HFI and Other Real Estate 0.39% 0.25% 0.17% 0.25% 0.27%
NPAs as a % of

Total Assets
0.23% 0.15% 0.10% 0.15% 0.17%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Third Quarter 2025 Second Quarter 2025 First Quarter 2025 Fourth Quarter 2024 Third Quarter 2024 September 2025 YTD September 2024 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 25,276 $ 425 6.68% $ 22,668 $ 475 8.40% $ 24,726 $ 490 8.04% $ 31,047 976 7.89% $ 24,570 $ 720 7.49% $ 24,226 $ 1,390 7.67% $ 26,050 $ 1,800 6.22%
Loans Held for Investment
(1)
2,606,213 39,894 6.07 2,652,572 40,436 6.11 2,665,910 40,029 6.09 2,677,396 40,521 6.07 2,693,533 40,985 6.09 2,641,346 120,359 6.09 2,716,220 121,864 6.02
Investment Securities
Taxable Investment Securities 992,260 7,175 2.88 1,006,514 6,666 2.65 981,485 5,802 2.38 914,353 4,688 2.04 907,610 4,148 1.82 993,460 19,643 2.64 926,241 12,385 1.78
Tax-Exempt Investment Securities
(1)
1,620 18 4.44 1,467 17 4.50 845 9 4.32 849 9 4.31 846 10 4.33 1,313 44 4.43 848 28 4.34
Total Investment Securities 993,880 7,193 2.88 1,007,981 6,683 2.65 982,330 5,811 2.38 915,202 4,697 2.04 908,456 4,158 1.82 994,773 19,687 2.64 927,089 12,413 1.78
Federal Funds Sold and Interest
Bearing Deposits 356,161 3,964 4.42 348,787 3,909 4.49 320,948 3,496 4.42 298,255 3,596 4.80 256,855 3,514 5.44 342,094 11,369 4.44 220,056 9,031 5.48
Total Earning Assets 3,981,530 $ 51,476 5.12% 4,032,008 $ 51,503 5.12% 3,993,914 $ 49,826 5.06% 3,921,900 $ 49,790 5.05% 3,883,414 $ 49,377 5.06% 4,002,439 $ 152,805 5.10% 3,889,415 $ 145,108 4.98%
Cash and Due From Banks 65,085 65,761 73,467 73,992 70,994 68,074 73,843
Allowance for Credit Losses (30,342) (30,492) (30,008) (30,107) (29,905) (30,282) (29,833)
Other Assets 301,678 302,984 297,660 293,884 291,359 300,788 292,762
Total Assets $ 4,317,951 $ 4,370,261 $ 4,335,033 $ 4,259,669 $ 4,215,862 $ 4,341,019 $ 4,226,187
LIABILITIES:
Noninterest Bearing Deposits $ 1,314,560 $ 1,342,304 $ 1,317,425 $ 1,323,556 $ 1,332,305 $ 1,324,753 $ 1,340,981
NOW Accounts 1,198,124 $ 3,782 1.25% 1,225,697 $ 3,750 1.23% 1,249,955 $ 3,854 1.25% 1,182,073 $ 3,826 1.29% 1,145,544 $ 4,087 1.42% 1,224,402 $ 11,386 1.24% 1,184,596 $ 13,009 1.47%
Money Market Accounts 416,656 2,090 1.99 431,774 2,340 2.17 420,059 2,187 2.11 422,615 2,526 2.38 418,625 2,694 2.56 422,817 6,617 2.09 393,294 7,431 2.52
Savings Accounts 503,189 159 0.13 507,950 174 0.14 507,676 176 0.14 504,859 179 0.14 512,098 180 0.14 506,255 509 0.13 523,573 544 0.14
Time Deposits 179,802 1,234 2.72 172,982 1,141 2.65 170,367 1,166 2.78 167,321 1,235 2.94 163,462 1,262 3.07 174,418 3,541 2.71 153,991 3,412 2.96
Total Interest Bearing Deposits 2,297,771 7,265 1.25 2,338,403 7,405 1.27 2,348,057 7,383 1.28 2,276,868 7,766 1.36 2,239,729 8,223 1.46 2,327,892 22,053 1.27 2,255,454 24,396 1.44
Total Deposits 3,612,331 7,265 0.80 3,680,707 7,405 0.81 3,665,482 7,383 0.82 3,600,424 7,766 0.86 3,572,034 8,223 0.92 3,652,645 22,053 0.81 3,596,435 24,396 0.91
Repurchase Agreements 21,966 158 2.86 22,557 156 2.78 29,821 164 2.23 28,018 199 2.82 27,126 221 3.24 24,752 478 2.58 26,619 639 3.21
Other Short-Term Borrowings 12,753 58 1.82 10,503 179 6.82 7,437 117 6.39 6,510 83 5.06 2,673 52 7.63 10,251 354 4.62 4,334 159 4.88
Subordinated Notes Payable 42,582 383 3.52 51,981 530 4.03 52,887 560 4.23 52,887 581 4.30 52,887 610 4.52 49,113 1,473 3.95 52,887 1,868 4.64
Other Long-Term Borrowings 681 10 5.55 792 5 2.41 794 11 5.68 794 11 5.57 795 11 5.55 755 26 4.50 447 17 5.16
Total Interest Bearing Liabilities 2,375,753 $ 7,874 1.32% 2,424,236 $ 8,275 1.37% 2,438,996 $ 8,235 1.37% 2,365,077 $ 8,640 1.45% 2,323,210 $ 9,117 1.56% 2,412,763 $ 24,384 1.35% 2,339,741 $ 27,079 1.55%
Other Liabilities 85,422 76,138 65,211 73,130 73,767 75,664 71,574
Total Liabilities 3,775,735 3,842,678 3,821,632 3,761,763 3,729,282 3,813,180 3,752,296
Temporary Equity - - - 6,763 6,443 - 6,694
SHAREOWNERS' EQUITY: 542,216 527,583 513,401 491,143 480,137 527,839 467,197
Total Liabilities, Temporary

Equity
and Shareowners' Equity $ 4,317,951 $ 4,370,261 $ 4,335,033 $ 4,259,669 $ 4,215,862 $ 4,341,019 $ 4,226,187
Interest Rate Spread $ 43,602 3.81% $ 43,228 3.75% $ 41,591 3.69% $ 41,150 3.59% $ 40,260 3.49% $ 128,421 3.75% $ 118,029 3.43%
Interest Income and Rate Earned
(1)
51,476 5.12 51,503 5.12 49,826 5.06 49,790 5.05 49,377 5.06 152,805 5.10 145,108 4.98
Interest Expense and Rate Paid
(2)
7,874 0.78 8,275 0.82 8,235 0.84 8,640 0.88 9,117 0.93 24,384 0.81 27,079 0.93
Net Interest Margin $ 43,602 4.34% $ 43,228 4.30% $ 41,591 4.22% $ 41,150 4.17% $ 40,260 4.12% $ 128,421 4.28% $ 118,029 4.05%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.